Exhibit 99.1

Belly, Inc.

Abbreviated Financial Statements

For the Years Ended December 31, 2017 and 2016

BELLY, INC.

TABLE OF CONTENTS

Page
Report of Independent Registered Public Accounting Firm	1

Financial Statements

Abbreviated Statements of Assets Acquired and Liabilities Assumed as of December 31, 2017 and 2016	2

Abbreviated Statements of Revenues and Direct Expenses for the Years Ended December 31, 2017 and 2016	3

Notes to Abbreviated Financial Statements	4 - 8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Management of Belly, Inc.

We have audited the accompanying abbreviated financial statements of Belly, Inc. (“Belly”), which comprise the abbreviated statement of assets acquired and liabilities assumed as of December 31, 2017 and 2016, and the related abbreviated statement of revenues and direct expenses for the years then ended.

Management’s Responsibility for the Abbreviated Financial Statements

Management is responsible for the preparation and fair presentation of the abbreviated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the abbreviated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the abbreviated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the abbreviated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the abbreviated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the abbreviated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the abbreviated financial statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of Belly as of December 31, 2017, and 2016, and its revenues and direct expenses for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying abbreviated financial statements were prepared in connection with the Company’s transactions related to the Belly and, as described in Note 2, were prepared in accordance with an SEC waiver received by the buyer, for the purposes of the buyer complying with Rule 3-05 of the Securities and Exchange Commission’s Regulation SX. These abbreviated financial statements are not intended to be a complete presentation of the financial position or results of operations of the Belly. Our opinion is not modified with respect to this matter.

/s/ M&K CPAS, PLLC

We have served as the Company’s auditor since 2018.

Houston, TX

March 13, 2019

Belly, Inc.
Abbreviated Statements of Assets Acquired and Liabilities Assumed

	December 31,
	2017	2016
ASSETS
Current assets
Accounts receivable, net	$38,463	$34,866
Other current assets	40,124	54,668
Total current assets	78,587	89,534
Other assets	117,702	970,600
Total assets acquired	$196,289	$1,060,134
LIABILITIES
Accounts payable	$116,237	$227,245
Accrued and deferred personnel compensation	9,391	90,948
Total liabilities assumed	125,628	318,193

Net assets assumed	$70,661	$741,941

See accompanying notes to abbreviated statements.

Belly, Inc.
Abbreviated Statements of Revenues and Direct Expenses

	Year Ended December 31,
	2017	2016

Revenues
Revenues	$3,305,808	$9,500,203

Direct expenses
Cost of revenues	1,505,690	3,287,688
General and administrative	1,393,563	5,027,375
Sales and marketing	302,231	914,912
Engineering, research, and development	70,028	187,706
Depreciation and amortization	611,497	1,275,245
Total direct expenses	3,883,009	10,692,926

Direct expenses in excess of revenues	$(577,201)	$(1,192,723)

See accompanying notes to abbreviated statements.

Belly, Inc.

Notes to Abbreviated Financial Statements

Note 1Nature of Business

Belly (“Belly” or the “Company”) is a business unit within Belly, Inc.  The Company provides a loyalty program to small and medium-sized businesses marketed as Belly. The Company seeks to strengthen the relationship between its merchants and their customers through configuration of its software platform. The Company delivers software and suite of marketing tools for merchants as a subscription service using the software-as-a-service (SaaS) model.

Risk Factors

The Company is subject to risks and uncertainties common to a start-up company in this industry; including technological changes and competition from new, highly funded entrants. The Company operates in an industry with low barriers to entry and many competitors attempt to replicate the Company’s business model. As such, the Company must successfully plan and execute its core business strategy in order to succeed in a highly competitive environment.

Note 2Summary of Significant Accounting Policies

(a)Basis of Presentation

The abbreviated financial statements of Belly include statements of assets acquired and liabilities assumed, as well as statements of revenue and direct expenses based on the Asset Purchase Agreement and relief from SEC Rule 3-05, Significant Acquisition Carveout Financial Statement Reporting Requirement and have been prepared in accordance with a pre-clearance letter obtained by Mobivity Holdings Corp. (“Mobivity”) from the Securities and Exchange Commission. The statemen of assets acquired and liabilities assumed only presents the assets acquired and liabilities assume in accordance with the agreement. Prior to the date of the effective time of the acquisition, the assets and liabilities of the Company were assets of a larger entity Belly, Inc. (Belly and Hatch Loyalty) which split into two business units. Pursuant to the Agreement, Mobivity acquired certain assets and liabilities of the Belly business unit. These abbreviated financial statements, as of and for the years ended December 31, 2017 and 2016, are not intended to present a complete view of Belly, Inc. prior to the acquisition, including balance sheets, income statements, statements of cash flows, and statements of stockholders’ equity, in conformity with generally accepted accounting principles. In addition, the financial statements do not necessarily represent the assets, liabilities, revenue and expenses of the Company had it been operated as a separate independent business, and therefore may not be indicative of the financial position and financial performance that would have been achieved if operated as an independent entity or of future result of the Company.

The Financial Statements were derived from the historical accounting records of Belly, Inc. and were prepared in accordance with the basis of accounting described in these Notes, which is in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). It is impracticable to prepare complete financial statements related to the Belly business unit as Belly, Inc. never accounted for the Belly business unit on a stand-alone basis or as a separate division or subsidiary. Belly, Inc. never prepared full standalone or full carve-out financial statements for the Belly business unit and has never maintained the distinct and separate books and records necessary to prepare full stand-alone financial statements.

The operations of the Belly business unit rely, to varying degrees, on Belly, Inc. for marketing, sales order processing, billing, collection, customer service, information technology, insurance, human resources, accounting, regulatory, treasury, and legal support, and such expenses have been allocated to the Belly business unit in these financial statements. These Financial Statements may not be indicative of the financial condition or results of operations of the Belly business unit on a stand-alone basis, because of the reliance of Belly on Belly, Inc.

The statement of revenues and direct expenses does not include a provision for income taxes as the Belly business unit never functioned on a stand-alone basis; accordingly, no allocation of income taxes has been made to the Belly business unit.

During the fiscal years ended December 31, 2017 and 2016, the Belly business unit did not have any stand-alone financing requirements, and any cash generated was swept to Belly, Inc. As the Belly business unit has historically been managed as part of the operations of Belly, Inc. and has not been operated on a stand-alone basis, it is not practical to prepare historical cash flow information regarding Belly’s operating, investing, and financing cash flows. As such, a statement of cash flows was not prepared.

(b)Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. GAAP requires Company management to make estimates and judgments in several areas, including, but not limited to, those related to revenue recognition, collectability of accounts receivable, the carrying value of long-lived assets, warrants issued in conjunction with debt, deferred tax asset valuation allowances, and sales tax liabilities. These estimates are based on management’s knowledge about current events and expectations about actions the Company may undertake in the future. Actual results could differ materially from those estimates.

(c)Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount less an allowance for any potential uncollectible amounts. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on a specific analysis of each receivable’s collectability. Accounts deemed uncollectible are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

(d)Impairment of Long-Lived Assets

In accordance with Accounting Standards Codification (ASC) 360, Property, Plant, and Equipment, long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset.

(e)Property and Equipment

Property and equipment, which includes amounts recorded under capital leases, is recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets or in the case of a capital lease, the remaining lease term, whichever is shorter. The estimated useful life assigned to property and equipment is described below:

Property and Equipment	Useful Life
Merchant equipment	Three years
Computer software, office equipment and other	Three years
Furniture and fixtures	Five years
Leased equipment and leasehold improvements	Lesser of estimated useful life or remaining lease term

(f)Revenue Recognition

Belly enters into agreements with merchants in which the Company grants to merchants a nonexclusive license to use the proprietary service. Amounts paid by the merchant include the right to use Company hardware during the service period. As the Company provides its software as a service, the Company follows ASC 605 Revenue Recognition. Revenue is recognized when all of the following criteria have been satisfied: persuasive evidence of an arrangement exists; delivery has occurred; the price is fixed or determinable; and collectability is reasonably assured.

Subscription fees pay for the merchant’s use of the product, maintenance, hosting, and a limited amount of ongoing account management. Merchants do not have the right to take possession of the software under any circumstances. Revenue is recognized on a straight-line basis over the life of the arrangement in the form of a fixed subscription fee. Revenues generated from new member acquisition programs are recognized on a transaction-by-transaction basis, as eligible members record verified visits to participating merchants.

For subscription service contracts with multiple elements (hosted software license and professional services for platform design and creation), we follow the guidance provided in Accounting Standards Codification (“ASC”) 605-25, Revenue Recognition for Multiple Element Arrangements for upfront payments for license fees and professional services.  The license fee portion is deferred and recognized over the period of benefit.

(g)New Accounting Pronouncements

During May 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-09, “Revenue from Contracts with Customers (Topic 606).” ASU No. 2014-09 establishes principles for recognizing revenue upon the transfer of promised goods or services to customers, in an amount that reflects the expected consideration received in exchange for those goods or services. During 2015 and 2016, the FASB also issued ASU No. 2015-14, which defers the effective date of ASU No. 2014-09; ASU No. 2016-08, “Principal versus Agent Considerations (Reporting Revenue Gross versus Net), which clarifies the implementation guidance on principal versus agent considerations in Topic 606; ASU No. 2016-10, “Identifying Performance Obligations and Licensing”, which clarifies the identification of performance obligations and the licensing implementation guidance; ASU No. 2016-12, “Narrow-Scope Improvements and Practical Expedients” and ASU No. 2016-20, “Technical Corrections and Improvements to Topic 606”, which both affect narrow aspects of Topic 606. Topic 606 (as amended) is effective for fiscal years beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019.  The Company may elect to apply the guidance earlier, but no earlier than fiscal years beginning after December 15, 2016. The amendments may be applied retrospectively to each prior period presented or retrospectively with the cumulative effect recognized as of the date of initial application. The Company is currently assessing the effect that Topic 606 (as amended) will have on its results of operations, financial position and cash flows.

During November 2015, the FASB issued ASU No. 2015-17, “Balance Sheet Classification of Deferred Taxes.” ASU No. 2015-17 requires deferred tax assets and liabilities to be classified as noncurrent in a classified balance sheet. ASU No. 2015-17 is effective for annual periods beginning after December 15, 2017, and interim periods within fiscal years beginning after December 15, 2018. Early adoption is permitted. The Company already classifies as long term and has established a valuation allowance for the entire deferred tax asset balance.

During February 2016, the FASB issued ASU No. 2016-02, “Leases (Topic 842).” ASU No. 2016-02 requires lessees to recognize the assets and liabilities that arise from leases on the balance sheet.  A lessee should recognize in the balance sheet a liability to make lease payments (the lease liability) and a right-of-use asset representing its right to use the underlying asset for the lease term.  ASU No. 2016-02 is effective for annual periods beginning after December 15, 2019, and interim periods within fiscal years beginning after December 15, 2020. Early adoption is permitted. The Company is currently assessing the effect that ASU No. 2016-02 will have on its results of operations, financial position and cash flows.

Note 3Property and Equipment

Property and equipment, stated at cost, consisted of the following:

	December 31,
	2017	2016
Merchant equipment	$4,226,092	$5,281,621
Computers, equipment, furniture, and software	409,685	394,496
Other	5,446	5,446
Total	4,641,223	5,681,563
Less accumulated depreciation and amortization:
Merchant equipment	(4,142,087)	(4,497,129)
Computers, equipment, fixtures, and software	(381,426)	(339,008)
Other	(729)	(608)
Total	(4,524,242)	(4,836,745)
Property and equipment, net	$116,981	$844,818

Depreciation expense on property and equipment was $611,497 and $1,275,245 for the years ended December 31, 2017 and 2016, respectively.

Note 4Related Parties

7-Eleven, Inc. maintains significant ownership in 7-Ventures LLC, a venture investing vehicle, which purchased which maintains ownership in Belly Inc. Prior to the investments by 7-Ventures LLC, the Company had an existing agreement with 7-Eleven, Inc. to provide digital loyalty platform services to various stores located throughout the United States, which resulted in $4,888,608 in revenue during the year ended December 31, 2016. There were no related party transactions for the year ended December 31, 2017.

Note 5Concentrations

For the year ended December 31, 2017, the Company had no concentrations of revenue with any clients. For the year ended December 31, 2016, the Company had one customer that represented approximately 51% of revenue.

Note 6Commitments and Contingencies

Operating Leases

At the time of the acquisition, the Company was not bound by any operating leases.

Legal Matters

The Company may be involved in legal actions and claims arising in the ordinary course of business, from time to time, none of which at the time are considered to be material to the Company’s business or financial condition.

Note 7Subsequent Events

The Company has evaluated events and transactions subsequent to the balance sheet date through June 30, 2018.

On November 14, 2018, the Company entered into an Asset Purchase Agreement with Mobivity Holdings Corp., a Nevada corporation, pursuant to which we agreed to sell certain operating assets relating to the Company’s proprietary digital customer loyalty platform, including client contracts, accounts receivable and intellectual property, in exchange for Mobivity’s payment of $3,000,000, subject to certain post-losing working capital adjustments.  The Asset Purchase Agreement contains customary representations, warranties and indemnities on the part of the Company.  The transactions under the Asset Purchase Agreement closed on November 14, 2018.